UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 2, 2012

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 CenturyLink Drive
Monroe, Louisiana		71203
(Address of principal executive offices)		(Zip Code)

(318) 388-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 2, 2012, CenturyLink, Inc. and its wholly-owned subsidiary, Embarq Corporation, announced the final results of Embarq Corporation’s previously-announced debt tender offer commenced on March 5, 2012. See the press releases included as Exhibits 99.1, 99.2, 99.3 and 99.4 for more information.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary
Dated: April 2, 2012

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 5, 2012 announcing debt tender offer and concurrent debt offering (incorporated by reference to Exhibit 99.1 to CenturyLink, Inc.’s Current Report on Form 8-K filed March 5, 2012).

99.2	Press release dated March 5, 2012 announcing increase of tender cap for debt tender offer (incorporated by reference to Exhibit 99.1 to CenturyLink, Inc.’s Current Report on Form 8-K filed March 12, 2012).

99.3	Press release dated March 16, 2012 announcing initial results and pricing of debt tender offer (incorporated by reference to Exhibit 99.3 to CenturyLink, Inc.’s Current Report on Form 8-K filed March 19, 2012).

99.4*	Press release dated April 2, 2012 announcing final results of debt tender offer.

*	Filed herewith.

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